                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:    July 27, 2000

ANN & ROBERT H. LURIE FOUNDATION             SAMSTOCK, L.L.C.

By:      /s/ Ann Lurie                       By:    /s/ Donald J. Liebentritt*
         -------------------                        --------------------------
Name:        Ann Lurie                       Name:      Donald J. Liebentritt
         -------------------                        --------------------------
Title:   President                           Title: Vice-President
         -------------------                        --------------------------


JACKSON SQUARE PARTNERS, L.P.                JACKSON SQUARE MANAGEMENT, LLC
By:      Jackson Square Management, LLC
Its:     General Partner

         By:       Will K. Weinstein         By:      Will K. Weinstein
                   Revocable Trust                    Revocable Trust
                   UTA dated 2-27-90                  UTA dated 2-27-90
                                             Its:     Executive Member-Manager

         By:   /s/ Will K. Weinstein         By:      /s/ Will K. Weinstein
               ---------------------                  ---------------------
         Name:     Will K. Weinstein         Name:        Will K. Weinstein
               ---------------------                  ---------------------
         Title:   Trustee                    Title:       Trustee
               -------------------                    ---------------------


WILL K. WEINSTEIN                            JB CAPITAL MANAGEMENT, INC.
REVOCABLE TRUST
UTA dated 2-27-90

By:      /s/ Will K. Weinstein               By:      /s/ Jerome Blank
         ---------------------                        -------------------
Name:        Will K. Weinstein               Name:        Jerome Blank
         ---------------------                        -------------------
Title:   Trustee                             Title:   President
         ---------------------                        -------------------


BERNARD OSHER TRUST                          AEOW `96, LLC
UTA dated 3-8-88

By:      /s/ Bernard Osher                   By:      Will K. Weinstein
         ---------------------                        Revocable Trust
Name:        Bernard Osher                            UTA dated 2-27-90
         ---------------------               Its:     Executive Member-Manager
Title:   Trustee
         ---------------------               By:      /s/ Will K. Weinstein
                                                      ---------------------
                                             Name:        Will K. Weinstein
                                                      ---------------------
                                             Title:   Trustee
                                                      ---------------------

*By: /s/ Richard F. Levy
    -------------------------
         Richard F. Levy
         Attorney-in-Fact

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HELLER FAMILY L.P.                           RHH COMPANY

By:      RHH Company                         By:      /s/ Harvey Heller
Its:     General Partner                              -------------------
                                             Name:        Harvey Heller
By:      /s/ Hervey Heller                            -------------------
         ---------------------               Title:   President
Name:        Harvey Heller                            -------------------
         ---------------------
Title:   President
         ---------------------


/s/ Mark Slezak                                  /s/ Jeanmaire Weinstein
-------------------                              -----------------------
Mark Slezak                                      Jeanmaire Weinstein

/s/ Jerome Blank                                 /s/ Andrew Blank
-------------------                              -----------------------
Jerome Blank                                     Andrew Blank

/s/ F. Philip Handy                              /s/ Harry Heller Falk
-------------------                              -----------------------
F. Philip Handy                                  Harry Heller Falk

/s/ Will K. Weinstein                            /s/ Peter Imber
---------------------                            -----------------------
Will K. Weinstein                                Peter Imber

/s/ Scott Dalton                                 /s/ Michiko D. Baldridge
-------------------                              ------------------------
Scott Dalton                                     Michiko D. Baldridge

/s/ Richard L. Haydon                            /s/ Bernard Osher
---------------------                            ------------------------
Richard L. Haydon                                Bernard Osher

BEDFORD OAK PARTNERS, L.P.                   BEDFORD OAK ADVISORS, LLC
By:      Bedford Oak Advisors, LLC
Its:     Investment Advisor

         By:  /s/ Harvey P. Eisen            By:  /s/ Harvey P. Eisen
               ---------------------              ---------------------
         Name:    Harvey P. Eisen            Name:    Harvey P. Eisen
               ---------------------              ---------------------
         Title:   Managing Member            Title:   Managing Member
               ---------------------              ---------------------


/s/ Harvey P. Eisen
---------------------
Harvey P. Eisen